FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

               THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment"), dated as of March 29, 2000, is by and among Cluett --------- American Corp. (the "Borrower"), Cluett American Investment Corp. (the "Parent"), Cluett American Group, Inc. ("Interco") and the -------- ------ ------- certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "Guarantors"), ---------- the lenders identified on the signature pages hereto (the "Lenders"), Bank of America, N.A. (formerly known as NationsBank, N.A.), as ------- agent for the Lenders (in such capacity, the "Agent"), and Gleacher NatWest Inc., as documentation agent (the "Documentation Agent"). ----- ------------------- W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998, as amended as of May 27, 1998, December 18, 1998, March 19, 1999 and September 30, 1999 (as so previously amended the "Existing Credit Agreement"); and

         WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement and waive certain provisions thereof as provided herein.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1

                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.
                   ------------------------

                  "Amendment No. 5 Effective Date" is defined in Subpart 4.1.
                   ------------------------------                -----------

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART 2

                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 5 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended and except as waived pursuant to the terms of Part 3, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1.1.

         (a) The following definitions appearing in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

                  "Asset Disposition Prepayment Event" means the receipt by the Parent or any Consolidated Party of (i) the proceeds of any Asset Disposition other than an Excluded Asset Disposition and (ii) any dividend, distribution or other transfer from the Receivables Financing Subsidiary pursuant to Section 7.14.

                  "Commitment" means (i) with respect to each Lender, the Revolving Commitment of such Lender, the Tranche A Term Loan Commitment of such Lender and the Tranche B Term Loan Commitment of such Lender,
         (ii) with respect to the Tranche C Lender, the Tranche C Commitment of such Lender, (iii) with respect to the Swingline Lender, the Swingline Commitment and (iv) with respect to the Issuing Lender, the LOC Commitment.

                  "Consolidated Cash Taxes" means, for any period, the aggregate of all taxes of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, to the extent the same are paid in cash during such period.

                  "Consolidated Interest Expense" means, for any period, cash interest expense of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP, but in any event including the amortization of debt discount and premium, the interest component under Capital Leases, the implied interest component under Synthetic Leases and interest expense associated with the Tranche C Obligations, but excluding amortization of deferred financing costs.

                  "Consolidated Parties" means a collective reference to the Borrower and its Subsidiaries other than the Receivables Financing Subsidiary, and "Consolidated Party" means any one of them.

                  "Consolidated Scheduled Funded Debt Payments" means, as of the end of each fiscal quarter of the Consolidated Parties, for the Consolidated Parties on a consolidated basis, the sum of all scheduled payments of principal on Funded Indebtedness for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the applicable period ending on such date); it being understood that Consolidated Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to Section 3.3.

                  "Equity Issuance" means any issuance for cash by the Parent or any Consolidated Party to any Person which is not a Credit Party of (a) any of its Equity Interests, (b) any of its Equity Interests pursuant to the exercise of options or warrants or (c) any of its Equity Interests pursuant to the conversion of any debt securities to equity; provided, however, that, notwithstanding the above, the term "Equity Issuance" shall also include any transaction involving a Sponsor Support Payment. The term "Equity Issuance" shall not include any Asset Disposition.

                  "Excluded Asset Disposition" means (i) any Asset Disposition to any Consolidated Party if (a) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Section 7.13 after giving effect to such Asset Disposition and (b) after giving effect to such Asset Disposition, no Default or Event of Default exists, (ii) any casualty or condemnation event (other than in respect of any Property comprising the Shirt Group) with respect to which the net proceeds received by the Parent or the Consolidated Parties are less than $1,000,000, (iii) the sale or other disposition of any Property (other than inventory and other than in respect of any Equity Interests or Property comprising the Shirt Group) in the ordinary course of business, provided that the aggregate book value of all Property so sold or disposed of in any twelve consecutive months shall not exceed $2,000,000 and (iv) the sale or discount without recourse of accounts receivable only in connection with the compromise thereof or the assignment of past-due accounts for collection.

                  "Funded Indebtedness" means, with respect to any Person, without duplication, the sum of (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f),
         (g), (i) and (m) of the definition of "Indebtedness"  set forth in this
         Section 1.1, plus (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, plus
         (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person plus (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Person is liable therefor.

                  "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection and other than typical indemnity and repurchase obligations in respect of receivables transferred to the Receivables Financing Subsidiary in accordance with Sections 8.5) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor,
         (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

                  "Investment and Deposit Agreement" means the Amended and Restated Investment and Deposit Agreement, dated as of March 29, 2000, between the Sponsor and the Agent, as amended, modified, restated or supplemented from time to time.

                  "Lender" means any of the Persons identified as a "Lender" on the signature pages hereto, and any Eligible Assignee which may become a Lender by way of assignment in accordance with the terms hereof, together with their permitted successors and assigns. The term "Lender" shall also mean any Revolving Lender, Tranche A Term Lender, Tranche B Term Lender or the Tranche C Lender.

                  "Loan" or "Loans" means the Revolving Loans, the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Loans (or a portion of any Revolving Loan, Tranche A Term Loan, Tranche B Term Loan or Tranche C Loan bearing interest at the Adjusted Base Rate or the Adjusted Eurodollar Rate) and/or the Swingline Loans (or any Swingline Loan bearing interest at the Adjusted Base Rate or the Quoted Rate and referred to as a Base Rate Loan or a Quoted Rate Swingline Loan), individually or collectively, as appropriate.

                  "LOC Documents" means, with respect to any Letter of Credit or any Tranche C Letter of Credit, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit or Tranche C Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

                  "Material Domestic Subsidiary" means, at any time, any direct or indirect Domestic Subsidiary (other than the Receivables Financing Subsidiary) which (i) is not in the process of liquidation in accordance with the terms of this Credit Agreement and (ii) has total assets (as determined in accordance with GAAP) of at least $500,000 at such time and revenues (as determined in accordance with GAAP) of at least $500,000 for the most recently ended twelve-month period; provided, however, that (w) at no time shall the aggregate total assets (as determined in accordance with GAAP) of all Domestic Subsidiaries (other than the Receivables Financing Subsidiary) which are not Material Domestic Subsidiaries exceed $5,000,000 and (x) at no time shall the aggregate revenues (as determined in accordance with GAAP) of all Domestic Subsidiaries (other than the Receivables Financing Subsidiary) which are not Material Domestic Subsidiaries for the most recently ended twelve-month period exceed $5,000,000; provided further, however, that, notwithstanding the above, any Domestic Subsidiary which has any Guaranty Obligations with respect to any Funded Indebtedness of any Credit Party (other than any of the Credit Party Obligations) shall be deemed to be a Material Domestic Subsidiary.

                  "Maturity Date" means (i) as to the Revolving Loans, Letters of Credit (and the related LOC Obligations), Swingline Loans and Tranche A Term Loan, May 18, 2004, (ii) as to the Tranche B Term Loan, May 18, 2005 and (iii) as to the Tranche C Loans and the Tranche C Letters of Credit (and the related Tranche C LOC Obligations), either
         (A) if the Leverage Reduction Requirements are not satisfied as of such date, the last day of the Leverage Reduction Period or (B) in all other cases, December 31, 2001.

                  "Net Cash Proceeds" means the aggregate cash proceeds received by the Parent or the Consolidated Parties in respect of any Asset Disposition (other than an Excluded Asset Disposition), Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof, (c) in the case of any Asset Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien on the related Property ranking senior to any Lien of the Agent thereon, (d) in the case of any Asset Disposition, the amount necessary to retire any Indebtedness evidenced by that Loan Agreement dated as of August 8, 1997 between Cluett, Peabody Canada, Inc. and Congress Financial Corporation (Canada), (e) in the case of any Asset Disposition consisting of the sale of receivables to the Receivables Financing Subsidiary, the amount of the Investment made by the Consolidated Parties in the Receivables Financing Subsidiary to the extent permitted under clause (xv) of the definition of "Permitted Investments" set forth in this Section 1.1 and
         (f) in the case of any Asset Disposition consisting of the sale of any Equity Interests or Property comprising the Shirt Group, restructuring costs such as severance payments, lease termination payments and, to the extent that the amount thereof exceeds the amount of accounts receivable associated with the related Equity Interests or Property, accounts payable and accrued expenses associated with such Equity Interests or Property; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Parent or the Consolidated Parties in any Asset Disposition, Equity Issuance or Debt Issuance, but shall not include any licensing fees (including guaranteed minimum payments) payable to the Consolidated Parties in connection with the licensing of any of the intellectual property. In addition, the "Net Cash Proceeds" of any Asset Disposition shall include any other amounts defined as "Net Cash Proceeds" of such transaction under the documents evidencing or governing the Senior Subordinated Debt.

                  "Notice of Borrowing" means (i) with respect to the Revolving Loans, the Tranche A Term Loan or the Tranche B Term Loan, a written notice of borrowing in substantially the form of Exhibit 2.1(b)(i), as required by, respectively, Section 2.1(b)(i), Section 2.4(b) or Section 2.5(b) and (ii) with respect to the Tranche C Loans, a written notice satisfying the requirements of Section 2.6(b).

                  "Permitted Investments" means Investments which are either (i)
         cash and Cash Equivalents; (ii) accounts receivable created, acquired or made by the Parent or any Consolidated Party in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Equity Interests, obligations, securities or other property received by the Parent or any Consolidated Party in settlement of accounts receivable (created in the ordinary course of business) from bankrupt or insolvent obligors; (iv) existing Investments in Subsidiaries and other Investments existing as of the Closing Date and set forth in Schedule 1.1B; (v) additional Investments in any Credit Party other than the Parent or Interco; (vi) additional Investments in Foreign Subsidiaries not exceeding $10,000,000 in the aggregate; (vii) Guaranty Obligations permitted by
         Section 8.1; (viii) transactions permitted by Section 8.9; (ix) advances or loans to directors, officers, employees, agents, customers or suppliers that do not exceed $2,000,000 in the aggregate at any time outstanding for the Parent and all of the Consolidated Parties taken together; (x) advances or loans by the Parent to management of the Parent and to Alvarez and Marsal in conjunction with the Recapitalization in an aggregate principal of up to $2.5 million; (xi) Investments which constitute capital expenditures (as determined in accordance with GAAP) otherwise permitted under this Credit Agreement;
         (xii) Investments in Joint Ventures not to exceed $15,000,000; (xiii) Permitted Acquisitions; (xiv) the purchase by the Borrower of the Austell Property pursuant to the Austell Transaction; (xv) an Investment in the Receivables Financing Subsidiary in an aggregate amount not to exceed $6,000,000; and (xvi) an Investment of up to $250,000 in a Person organized under the laws of, or doing business primarily in, the Peoples Republic of China.

                  "Senior Leverage Ratio" means, as of the last day of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness (net of cash and Cash Equivalents, including cash and Cash Equivalents on deposit in the Cash Collateral Account) of the Consolidated Parties on a consolidated basis on the last day of such period, excluding (i) Subordinated Indebtedness, (ii) the Tranche C Obligations and (iii) any Credit Party Obligations in which a participation interest has been purchased by, or on behalf of, the Sponsor pursuant to Section 2.1(c) or Section 2.2(c) of the Investment and Deposit Agreement, to (b) Consolidated EBITDA for such period.

                  "Total Leverage Ratio" means, as of the last day of any fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) all Funded Indebtedness (net of cash and Cash Equivalents, including cash and Cash Equivalents on deposit in the Cash Collateral Account) of the Consolidated Parties on a consolidated basis on the last day of such period, including Subordinated Indebtedness, but excluding (i) the Tranche C Loans Obligations and
         (ii) any Credit Party Obligations in which a participation interest has been purchased by, or on behalf of, the Sponsor pursuant to Section 2.1(c) or Section 2.2(c) of the Investment and Deposit Agreement, to
         (b) Consolidated EBITDA for such period.

         (b) Clauses (xiv) and (xv) of the definition of "Permitted Liens" set forth in Section 1.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows, and the following new clauses (xvi) and (xvii) are added to such definition immediately succeeding such amended and restated clauses (xiv) and (xv) thereof:

                  "Permitted Liens" means:
                   ---------------

                                                             * * * * * * *

                  (xiv) Liens on Property of any Foreign Subsidiary securing Indebtedness of such Foreign Subsidiary to the extent permitted under
         Section 8.1(g);

                  (xv) Liens on Property of the Borrower or any other Domestic Subsidiary not otherwise permitted hereunder securing Indebtedness of such Person permitted under Section 8.1 not exceeding $7,500,000 in aggregate at any time outstanding;

                  (xvi) Liens on cash and Cash Equivalents deposited by the Borrower with the Tranche C Lender pursuant to and in accordance with the terms of Section 2.6(i), Section 3.3(b)(vi)(D), Section 3.3(b)(vi)(E) or Section 3.15(b) to secure Tranche C LOC Obligations; and

                  (xvii) any interest of title of a buyer in connection with, and Liens arising from UCC financing statements relating to, the sale of receivables by the Receivables Financing Subsidiary permitted under this Credit Agreement.

               (c) The definitions of "Application Period", "Equity Issuance Prepayment Event", "Eligible Reinvestment", "Leverage Grace Period", "Sale Moratorium" and "Sponsor Equity Issuance" set forth in Section
          1.1 of the Existing Credit Agreement are deleted in their entireties.

                (d) he following new definitions are added to Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                  "Amendment No. 5 Effective Date" shall mean March 29, 2000.
                   ------------------------------

                  "Cash Collateral Account" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "General Partner" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "Investment Commitment" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "Leverage Reduction Period" means the period from and including the Amendment No. 5 Effective Date through and including June 30, 2000; provided, however, that the Leverage Reduction Period automatically shall be extended on June 30, 2000 to August 31, 2000 if
         (A) either (1) the Shirt Group Restructuring shall not have been consummated by June 30, 2000, but there shall exist one or more legally binding and enforceable definitive purchase (or other appropriate) agreements (as determined by the Agent in its sole reasonable discretion, supported by such opinions of counsel for the applicable Consolidated Party(ies) and/or the relevant purchaser(s) as the Agent shall reasonably request) providing for the consummation of the Shirt Group Restructuring by August 31, 2000 or (2) the Shirt Group Restructuring shall have been consummated by June 30, 2000, but there shall exist one or more legally binding and enforceable definitive purchase (or other appropriate) agreements (as determined by the Agent in its sole reasonable discretion, supported by such opinions of counsel for the applicable Consolidated Party(ies) and/or the relevant purchaser(s) as the Agent shall reasonably request) providing for Asset Disposition(s) permitted by Section 8.5 not comprising the Shirt Group Restructuring, but relating to Equity Interests or Property comprising the Shirt Group for aggregate consideration of at least $2,000,000 (but in any event including any transaction involving the sale or licensing of the non-domestic intellectual property of the Shirt Group), after June 30, 2000 but on before to August 31, 2000 and (B) cash and/or Cash Equivalents in an aggregate amount at least equal to the Investment Commitment as of June 30, 2000 shall be on deposit in the Cash Collateral Account.

                  "Leverage Reduction Requirements" shall be deemed to have been satisfied as of the last day of the Leverage Reduction Period if, as of the most recent fiscal month end preceding the date of determination with respect to which the Agent has received the Required Financial
         Information, (i) the Fixed Charge Coverage Ratio is at least 1.0 to 1.0, (ii) the Interest Coverage Ratio is at least 1.5 to 1.0, (iii) the Senior Leverage Ratio is no greater than 3.25 to 1.0 and (iv) the Total Leverage Ratio is no greater than 5.5 to 1.0. For purposes of any determination under this definition, (1) all calculations shall be made on a pro forma basis using the principles set forth in clauses (2), (3) and (4) below and Section 1.3, (2) any Asset Disposition consummated after the Amendment No. 5 Effective Date and any prepayment made pursuant to Section 3.3(b)(v)(B) of the Credit Agreement after the Amendment No. 5 Effective Date shall be deemed to have occurred as of the most recent fiscal month end preceding the date of determination with respect to which the Agent has received the Required Financial Information, (3) liabilities for restructuring costs (such as liabilities for severance payments and lease termination payments and, to the extent that the aggregate amount thereof exceeds the amount of accounts receivable associated with the related Equity Interests or Property, accounts payable and accrued expenses associated with such Equity Interests or Property) resulting from all Asset Dispositions relating to any Equity Interests or Property comprising the Shirt Group consummated on or before the last day of the Leverage Reduction Period shall be deemed to constitute Indebtedness of the Consolidated Parties and (4) Funded Indebtedness of the Consolidated Parties on such date shall be deemed to be increased by the amount as of such date, as reasonably calculated by the Borrower, of the non-recurring benefit to leverage associated with a sale of receivables to the Receivables Financing Subsidiary and the corresponding prepayment of the Credit Party Obligations, provided that, in no event shall such increase exceed the Net Cash Proceeds from such sale of receivables. Solely for purposes of this definition, Funded Indebtedness of the Consolidated Parties shall be calculated without netting for cash and Cash Equivalents on deposit in the Cash Collateral Account.

                  "Limited Partners" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "Mandatory Investment" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "Non-Sponsor Equity Issuance Prepayment Event" means the receipt by the Parent or any Consolidated Party of the proceeds of any Equity Issuance other than (i) a Sponsor Support Payment or (ii) any Equity Issuance to the Sponsor or its Affiliates or designated co-investors or any of the officers, directors or employees of the Parent or a Consolidated Party (A) pursuant to the exercise of options or warrants or (B) the proceeds of which are used by the Parent to repurchase Equity Interests of the Parent in accordance with the terms of Section 8.7(v).

                  "Permitted Austell Property Sale" means (i) the sale of the Austell Property contemplated by clause (ii) of the definition of "Austell Transaction" set forth in this Section 1.1 and (ii) a sale of the Austell Property otherwise in compliance with the terms of Section
         8.5 and with respect to which the Agent shall have received an opinion from an independent auditor or appraiser acceptable to the Agent as to the fairness of such transaction to the Borrower.

                  "Pro Rata Share" shall have the meaning assigned to such term in the Investment and Deposit Agreement.

                  "Receivables Financing Subsidiary" means a direct or indirect Domestic Subsidiary created after the Amendment No. 5 Effective Date and having no business other than, in a single transaction permitted by
         Section 8.5, acquiring from the Consolidated Parties receivables, related assets, proceeds and other assets customarily transferred in connection with an asset-backed transaction and selling such receivables, related assets, proceeds and other assets to a third Person, and activities incidental or related thereto.

                  "Shirt Group Restructuring" means the consummation, in one or more transactions or series of transactions permitted by Section 8.5, of (i) the licensing of all or substantially all of the domestic intellectual property of the Shirt Group and (ii) the sale of all or substantially all of the inventory of the Shirt Group.

                  "Sponsor Support Payment" means any payment by, or on behalf of, the Sponsor pursuant to Section 2.1 or Section 2.2 of the Investment and Deposit Agreement.

                  "Tranche C Commitment" means the commitment of the Tranche C Lender in an aggregate principal amount at any time outstanding of up to the Tranche C Committed Amount, to make Tranche C Loans to the Borrower in accordance with the provisions of Section 2.6(a) and issue Tranche C Letters of Credit for the account of the Borrower in accordance with the provisions of Section 2.7(a).

                  "Tranche C Committed Amount" shall have the meaning assigned to such term in Section 2.6(a).

                  "Tranche C Default" means any event, act or condition which with notice or lapse of time, or both, would constitute a Tranche C Event of Default.

                  "Tranche C Event of Default" shall have the meaning assigned to such term in Section 2.6(i).

                  "Tranche  C  Guaranty"   means  that   certain   Guaranty  and
         Investment Agreement dated as of March 29, 2000 between the Sponsor and the Tranche C Lender.

                  "Tranche C Lender" means Bank of America, N.A.

                  "Tranche C Letter of Credit" means (i) any letter of credit issued by the Tranche C Lender for the account of the Borrower in accordance with the terms of Section 2.7 and (ii) and any of the letters of credit described by date of issuance, letter of credit number, undrawn amount, name of beneficiary and date of expiry on
         Schedule 1.1E.

                  "Tranche C Loan" shall have the meaning assigned to such term in Section 2.6(a).

                  "Tranche C LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Tranche C Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Tranche C Letters of Credit plus (ii) the aggregate amount of all drawings under Tranche C Letters of Credit honored by the Tranche C Lender but not theretofore reimbursed by the Borrower.

                  "Tranche C Obligations" means, without duplication, all of the obligations of the Borrower to the Tranche C Lender (in its capacity as such), whenever arising, under this Credit Agreement or any Tranche C Letter of Credit or related LOC Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to the Borrower, regardless of whether such interest is an allowed claim under the Bankruptcy Code).

         SUBPART 2.2 Amendments to Section 1.3. The second  paragraph of Section
         1.3 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

         1.3  Accounting Terms.

                                                             * * * * * * *

         Notwithstanding  the above or the terms of any  definition set forth in
         Section 1.1, the parties hereto acknowledge and agree that, for purposes of all calculations made under the financial covenants set forth in Section 7.11 or Section 8.5 (including without limitation for purposes of the definitions of "Applicable Percentage" and "Pro Forma Basis" set forth in Section 1.1), without duplication, (i)(A) subject to the terms of clause (iv) below, income statement items (whether positive or negative) attributable to the Property disposed of in any Asset Disposition as contemplated by Section 8.5, as applicable, shall be excluded to the extent relating to any period occurring prior to the date of such transaction, (B) Indebtedness which is retired in connection with any such Asset Disposition shall be excluded and deemed to have been retired as of the first day of the applicable period and
         (C) pro forma adjustments may be included to the extent that such adjustments give effect to events that are directly attributable to such transaction and are factually supportable, (ii) income statement items (whether positive or negative) attributable to any Property acquired in any Investment transaction contemplated by Section 8.6 and clause (xiii) of the definition of "Permitted Investment" set forth in
         Section 1.1 shall, to the extent not otherwise included in such income statements items for the Consolidated Parties in accordance with GAAP or in accordance with any defined terms set forth in Section 1.1, be included to the extent relating to any period applicable in such calculations, (iii) the portion of Funded Indebtedness of the Consolidated Parties as of any date consisting of Revolving Loans shall be deemed to be the monthly average amount of Revolving Loans outstanding for the twelve-month period ended as of such date, (iv) following the consummation of the licensing of any of the intellectual property of the Shirt Group, Consolidated Net Income for any period (a "Measurement Period") shall include the aggregate amount of all scheduled "guaranteed minimum payments" payable by the licensee of such intellectual property to the Consolidated Parties during the twelve month period immediately succeeding such Measurement Period and (v) one-time, non-recurring costs directly attributable to any Asset Disposition relating to any Equity Interests or Property comprising the Shirt Group may be excluded from the calculation of Consolidated Net Income for any period occurring after the consummation of such Asset Disposition.

         SUBPART 2.3 New Section 2.6. The following new Section 2.6 is hereby added to the Existing Credit Agreement immediately following existing
         Section 2.5 thereof:

         2.6  Tranche C Loans.

                  (a) Tranche C Commitment. Subject to the terms and conditions of this Credit Agreement, the Tranche C Lender agrees to make available to the Borrower revolving credit loans requested by the Borrower in Dollars ("Tranche C Loans") from time to time from the Amendment No. 5 Effective Date until the Maturity Date, or such earlier date as the Tranche C Commitment shall have been terminated as provided herein; provided, however, that the sum of the aggregate principal amount of outstanding Tranche C Loans shall not exceed TWELVE MILLION DOLLARS ($12,000,000) (as such aggregate maximum amount may be increased or reduced from time to time as provided in Section 2.6(d), the "Tranche C Committed Amount"). Tranche C Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than 5 Eurodollar Loans which are Tranche C Loans shall be outstanding hereunder at any time (it being understood that, for purposes hereof, Eurodollar Loans with different Interest Periods shall be considered as separate Eurodollar Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurodollar Loan with a single Interest Period. Tranche C Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Borrowing Procedures. The Borrower shall request a Tranche C Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Tranche C Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each Notice of Borrowing shall be irrevocable and shall specify
         (A) that a Tranche C Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurodollar Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Tranche C Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Tranche C Lender shall make the applicable Tranche C Loan available to the Borrower by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in immediately available funds by crediting the account of the Borrower on the books of the Tranche C Lender at the office of the Tranche C Lender designated from time to time to the Borrower.

                  (c) Minimum Amounts. Each Eurodollar Loan or Base Rate Loan that is a Tranche C Loan shall be in integral multiples of $100,000 (or the remaining amount of the Tranche C Committed Amount, if less). (d) Repayment and Prepayments of Tranche C Loans; Reductions and Increases of Tranche C Committed Amount.

                           (i) Maturity  Date. The Borrower  hereby  promises to
                  pay to the order of the Bank, on the Maturity Date (unless accelerated sooner pursuant to Section 2.6(i)), the aggregate unpaid principal amount of all Tranche C Loans then outstanding.

                           (ii) Termination of Tranche C Commitment. Unless terminated sooner pursuant to Section 2.6(i), the Tranche C Commitment shall automatically terminate on the Maturity Date.

                           (iii) Other.  Subject to any contrary  provisions set
                  forth in Section 3.3 or Section 3.15(b), the Borrower shall prepay each Tranche C Loan on or before the date 30 days after such Tranche C Loan is advanced by the Tranche C Lender; provided that each of the parties hereto agrees that the Sponsor may, in its sole discretion, waive the obligation of the Borrower under this Section 2.6(d)(iii) with respect to any Tranche C Loan.

                           (iv)     Reductions of Tranche C Committed Amount.
                                    ----------------------------------------

                              (A) Voluntary.  The Borrower may from time to time
                    permanently reduce or terminate the Tranche C Committed Amount in whole or in part in integral multiples of $100,000 (or, if less, the full remaining amount of the then applicable Tranche C Committed Amount) upon three Business Days' prior written notice to the Tranche C Lender; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Tranche C Loans plus Tranche C LOC Obligations outstanding to exceed the Tranche C Committed Amount unless, concurrently with such termination or reduction, the Tranche C Loans are repaid to the extent necessary to eliminate such excess.

                              (B) Mandatory. On any date that the Tranche C Loans are required to be prepaid pursuant to the terms of
                    Section 3.3(b), the Tranche C Committed Amount automatically shall be permanently reduced by the amount of such required prepayment and/or reduction.

                           (v) Increases in Tranche C Committed Amount. Upon the
                  occurrence of any permanent reductions (other than permanent reductions effected with the proceeds of any "Asset Sale" as such term is defined in the documents evidencing or governing the Senior Subordinated Debt) in the outstanding principal amount of the Loans (other than Tranche C Loans) on or after the Amendment No. 5 Effective Date, the Tranche C Committed Amount automatically shall be increased by a corresponding amount, provided that at the time of such increase, the sum of, without duplication, (1) the aggregate outstanding principal amount of the Tranche C Obligations at such time (assuming that the Tranche C Committed Amount as so increased is fully drawn), (2) the aggregate amount of payments made by, or on behalf of, the Sponsor after the Amendment No. 5 Effective Date through and including such date which permanently reduce the Tranche C Obligations (including, without limitation, payments made in order to cash collateralize Tranche C LOC Obligations), (3) the aggregate amount of capital contributions made by, or on behalf of, the Sponsor to the Parent after the Amendment No. 5 Effective Date through and including such date which are used by the Borrower to make a mandatory prepayment of the Loans pursuant to
                  Section 3.3(b)(v)(B) and (4) the aggregate amount of payments made by, or on behalf of, the Sponsor to purchase participation interests in the Credit Party Obligations outstanding under the Credit Documents pursuant to Section 2.1(c) or Section 2.2(c) of the Investment and Deposit Agreement after the Amendment No. 5 Effective Date through and including such time, shall not exceed $30,000,000.

                  (e)      Interest.  The Tranche C Loans shall bear interest at
                   a per annum rate equal to:
                           --------

                           (i) Base Rate Loans. During such periods as Tranche C
                  Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate plus 0.50%.

                           (ii) Eurodollar Loans. During such periods as Tranche
                  C Loans shall be comprised in whole or in part of Eurodollar Loans, such Eurodollar Loans shall bear interest at a per annum rate equal to the Eurodollar Rate plus 1.50%.

                           (iii) Default Interest. Upon the occurrence, and during the continuance, of default in the payment of any amount under this Section 2.6 or under Section 2.7, such overdue amount shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Base Rate plus 2%).

                              The Borrower  hereby promises to pay in arrears to
                    the order of the Tranche C Lender, on each Interest Payment Date (or at such other times as may be specified herein), accrued interest on the Tranche C Loans.

                         (f) Tranche C Fee. In consideration of the Tranche C Commitment of the Tranche C Lender hereunder, the Borrower hereby promises to pay to the Tranche C Lender a per annum fee (the "Tranche C Fee") on the amount by which (i) the then applicable Tranche C Committed Amount exceeds (ii) the daily average sum for such period of (A) the outstanding aggregate principal amount of all Tranche C Loans plus (B) the outstanding aggregate principal amount of all Tranche C LOC Obligations computed for each day during the applicable Tranche C Fee Calculation Period (hereinafter defined) at a rate equal to 50 basis points. The Tranche C Fee shall commence to accrue on the Amendment No. 5 Effective Date and shall be due and payable in arrears on the last Business Day of each March, June, September and December (and any date that the Tranche C Committed Amount is reduced or terminated as provided in Section 2.6 and the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Tranche C Fee is payable hereunder being herein referred to as a "Tranche C Fee Calculation Period"), beginning with the first of such dates to occur after the Amendment No. 5 Effective Date.

                              (g) Conditions to Tranche C Loans and Tranche C Letters of Credit. The obligations of the Tranche C Lender to make any Tranche C Loan and to issue or extend any Tranche C Letter of Credit are subject to satisfaction of the following conditions:

                           (i) The Borrower shall have delivered (i) in the case
                  of any Tranche C Loan, an appropriate Notice of Borrowing; and
                  (ii) in the case of any Tranche C Letter of Credit, the Tranche C Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.7(b);

                           (ii) The  representations and warranties set forth in
                  (A) with respect to the Borrower only, Sections 6.3, 6.4, 6.5 and 6.6 and (B) Section 11 of the Tranche C Guaranty, shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

                           (iii) There shall not have been commenced against the
                  Sponsor an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

                           (iv) No  Tranche  C  Default  or  Tranche  C Event of
                  Default shall exist and be continuing either prior to or after giving effect to such extension of credit;

                           (v) Immediately  after giving effect to the making of
                  such Tranche C Loan (and the application of the proceeds thereof) or to the issuance of such Tranche C Letter of Credit, as the case may be, the aggregate principal amount of outstanding Tranche C Loans plus Tranche C LOC Obligations outstanding shall not exceed the Tranche C Committed Amount; and

                              The delivery of each Notice of Borrowing  pursuant
                    to Section 2.6(b), each request for a Tranche C Letter of Credit pursuant to Section 2.7(b) and each Notice of Extension/Conversion with respect to any Tranche C Loan shall constitute a representation and warranty by the Borrower of the correctness of the matters specified in subsections (ii), (iii), (iv) and (v) above.

                              (h) Tranche C Events of Default. A Tranche C Event
                    of Default shall exist upon the occurrence and continuation of any of the following specified events (each a "Tranche C Event of Default"):

                           (i) the  Borrower  shall  default in the payment when
                  due of any Tranche C Obligations  or other amounts owing under
                  Section 2.6, Section 2.7 or in connection with the Tranche C Obligations; or

                           (ii) any  representation,  warranty or statement made
                  or deemed to be made by the Borrower pursuant to Section 2.6(g) shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

                           (iii) any "Event of Default" shall occur and be continuing under and as defined in the Tranche C Guaranty.

                              (i) Remedies of Tranche C Lender. Upon the occurrence of a Tranche C Event of Default, and at any time thereafter unless and until such Tranche C Event of Default has been waived by the Tranche C Lender or cured to the satisfaction of the Tranche C Lender, the Tranche C Lender may, by written notice to the Borrower and the Sponsor, take any of the following actions (subject to the terms of Section 3.15(b)):

                           (i) Termination of the Tranche C Commitment. Declare the Tranche C Commitment terminated whereupon
                                    -----------------------------------------
                  the Tranche C Commitment shall be immediately terminated.

                           (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Tranche C Loans and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Tranche C Lender (in its capacity as such) hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                           (iii) Cash  Collateral.  Direct the  Borrower  to pay
                  (and the Borrower hereby promises to pay, upon receipt of such notice) to the Tranche C Lender additional cash to be held by the Tranche C Lender in a cash collateral account as additional security for the Tranche C LOC Obligations in respect of subsequent drawings under all then outstanding Tranche C Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Tranche C Letters of Credits then outstanding. The Borrower hereby grants a security interest to the Tranche C Lender in any amounts so deposited with the Tranche C Lender.

                           (iv) Enforcement of Rights. Enforce (A) any and all rights and interests of the Tranche C Lender (in its capacity as such) created and existing under this Section 2.6, Section 2.7, the LOC Documents (to the extent relating to any Tranche C Letters of Credit) or the Tranche C Guaranty and (B) all rights of set-off.

                              Notwithstanding  the  foregoing,  if a  Tranche  C
                    Event of Default occurs as the result of the occurrence of an Event of Default specified in Section 9.1(f) with respect to the Borrower, then the Tranche C Commitment shall automatically terminate, all outstanding Tranche C Obligations automatically shall immediately become due and payable without the giving of any notice or other action by the Tranche C Lender and the Borrower automatically shall be obligated (and hereby promises) to pay to the Tranche C Lender additional cash, to be held by the Tranche C Lender in a cash collateral account as additional security for the Tranche C LOC Obligations in respect of subsequent drawings under all then outstanding Tranche C Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Tranche C Letters of Credits then outstanding, and the Borrower hereby grants a security interest to the Tranche C Lender in any amounts so deposited with the Tranche C Lender.

                    SUBPART 2.4 New Section 2.7. The following new Section 2.7 is hereby added to the Existing Credit Agreement immediately following
          Section 2.6 thereof:

 2.7 Tranche C Letter of Credit Facility.

                  (a) Issuance. Subject to the terms and conditions of this Credit Agreement, the Tranche C Lender agrees to issue standby and trade Tranche C Letters of Credit in Dollars from time to time from the Amendment No. 5 Effective Date until the date five (5) days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Tranche C Lender; provided, however, that the sum of the aggregate principal amount of outstanding Tranche C Loans plus Tranche C LOC Obligations outstanding shall not at any time exceed the Tranche C Committed Amount. No Tranche C Letter of Credit shall either (x) have an original expiry date more than one year from the date of issuance or
         (y) as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Tranche C Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Tranche C Letter of Credit shall be a Business Day.

                  (b) Notice. The request for the issuance of a Tranche C Letter of Credit shall be submitted by the Borrower to the Tranche C Lender at least three (3) Business Days prior to the requested date of issuance.

                  (c) Reimbursement. In the event of any drawing under any Tranche C Letter of Credit, the Tranche C Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Tranche C Lender that the Borrower intends to otherwise reimburse the Tranche C Lender for such drawing, the Borrower shall be deemed to have requested that the Tranche C Lender make a Tranche C Loan in the amount of the drawing as provided in subsection (d) below on the related Tranche C Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Tranche C Lender on the day on which the Tranche C Lender notifies the Borrower of a drawing under any Tranche C Letter of Credit (either with the proceeds of a Tranche C Loan obtained hereunder or otherwise) in same day funds provided such notice is received by the Borrower from the Tranche C Lender on or before 2:00 P.M.(Charlotte, North Carolina time) (otherwise such payment shall be made on or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received). The unreimbursed amount of any drawing under a Tranche C Letter of Credit shall bear interest at a per annum rate equal to (i) for the first two (2) Business Days following the date of the related drawing, the Base Rate plus 0.50% and (ii) thereafter, the Base Rate plus 2.50%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Tranche C Lender, the beneficiary of the Tranche C Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Tranche C Letter of Credit.

                  (d) Repayment with Tranche C Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Tranche C Loan advance to reimburse a drawing under a Tranche C Letter of Credit, a Tranche C Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.6(b) with respect thereto) shall be immediately made to the Borrower by the Tranche C Lender.

                  (e) Designation of a Subsidiary as an Account Party. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.7(a), a Tranche C Letter of Credit issued hereunder may contain a statement to the effect that such Tranche C Letter of Credit is issued for the account of a Subsidiary of the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Tranche C Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Tranche C Letter of Credit.

                  (f) Renewal, Extension. The renewal or extension of any Tranche C Letter of Credit shall, for purposes hereof,
                           -------------------
         be treated in all respects the same as the issuance of a new Tranche C Letter of Credit hereunder.

                  (g) Uniform Customs and Practices. The Tranche C Lender may have the Tranche C Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

                  (h) Incorporation by Reference. In issuing or administering any Tranche C Letters of Credit, the Tranche C Lender shall be entitled to all the rights, authority, privileges and immunities provided to the Issuing Lender in Section 2.2(i) and Section 2.2(k), and the Borrower shall be entitled to all of the rights, privileges and immunities provided to the Borrower in Section 2.2(i), in each case as in effect on the Amendment No. 5 Effective Date, all of which provisions are incorporated by reference herein with the same force and effect as if set forth in full in this Section 2.7.

                  (i)  Tranche C Letter  of Credit  Fees.  The  Borrower  hereby promises to pay to the Tranche C Lender (i) a letter of credit issuance fee of (A) 1.5% per annum on the average daily maximum amount available to be drawn under each standby Tranche C Letter of Credit and (B) 0.75% per annum on the average daily maximum amount available to be drawn under each trade Tranche C Letter of Credit, in each case computed for each day from the date of issuance to the date of expiration (which fees shall be payable quarterly in arrears on the last Business Day of each March, June, September and December and the Maturity Date for the immediately preceding quarter (or a portion thereof)) and (ii) the customary charges from time to time of the Tranche C Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Tranche C Letters of Credit.

                    SUBPART 2.5 Amendments to Section 3.3. Section 3.3 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

3.3  Prepayments.

                  (a) Voluntary Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Loans shall be (i) in the case of Revolving Loans, in a minimum principal amount of $2,000,000 and integral multiples of $100,000 in excess thereof and (ii) in the case of Swingline Loans, in a minimum principal amount of $100,000. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect; provided, however, that if the Leverage Reduction Period shall have been extended to August 31, 2000 in accordance with the definition thereof set forth in Section 1.1, that the Tranche C Loans and Tranche C LOC Obligations may not be prepaid pursuant to this Section 3.3(a) at any time during the period from and including June 30, 2000 through and including the date that the Leverage Reductions Requirements shall have been satisfied unless the Revolving Loans, the LOC Obligations, the Tranche A Term Loan and the Tranche B Term Loan shall have been paid in full, no Letters of Credit shall be outstanding and the Revolving Commitments shall have expired or been terminated. All prepayments under this Section 3.3(a) shall be subject to Section 3.12, but otherwise without premium or penalty, and be accompanied by interest on the principal amount prepaid through the date of prepayment.

                  (b)      Mandatory Prepayments.
                           ---------------------

                       (i)Revolving Committed Amount/Tranche C Committed Amount.
                           -----------------------------------------------------

                                    (A) Revolving  Committed Amount.  If, at any
                           time, the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding plus outstanding Swingline Loans shall exceed the Revolving Committed Amount, the Borrower hereby promises to prepay the Revolving Loans and Swingline Loans and, after all Revolving Loans and Swingline Loans have been repaid, cash collateralize the LOC Obligations in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vi)(A) below).

                                    (B) Tranche C Committed  Amount.  If, at any
                           time, the sum of the aggregate principal amount of outstanding Tranche C Loans plus Tranche C LOC Obligations outstanding shall exceed the Tranche C Committed Amount, the Borrower hereby promises to prepay the Tranche C Loans immediately and, after all Tranche C Loans and have been repaid, cash collateralize the Tranche C LOC Obligations in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause
                           (vi)(B) below).

                                        (ii)  Excess  Cash Flow.  Within 90 days
                              after the end of each fiscal year (commencing with the fiscal year ending December 31, 1998), the Borrower hereby promises to prepay the Loans in an amount equal to (x) 50% of the Excess Cash Flow earned during such prior fiscal year less (y) the amount of any voluntary prepayments of the Tranche A Term Loan, the Tranche B Term Loan or (to the extent accompanied by a reduction in the Revolving Committed Amount) the Revolving Loans during such prior fiscal year (such prepayment to be applied as set forth in clause (vi)(C) below).

                           (iii)    Asset Dispositions.
                                    ------------------

                                    (A)  Shirt  Group.   Immediately   upon  the
                           occurrence of any Asset Disposition Prepayment Event involving any Equity Interests or Property comprising the Shirt Group (other than the Austell Property), the Borrower hereby promises to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Asset Disposition (such prepayment to be applied as set forth in clause
                           (vi)(D) below).

                                    (B) Other Asset Sales.  Immediately upon the
                           occurrence of (1) any Asset Disposition Prepayment Event not involving any Equity Interests or Property comprising the Shirt Group or (2) any Asset Disposition Prepayment Event involving the Austell Property, the Borrower hereby promises to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Asset Disposition (such prepayment to be applied as set forth in clause
                           (vi)(C) below).

                                        (iv) Debt  Issuances.  Immediately  upon
                              receipt by the Parent or any Consolidated Party of proceeds from any Debt Issuance, the Borrower hereby promises to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lenders
                              (such prepayment to be applied as set forth in clause (vi)(C) below).

                                        (v)  Issuances  of  Equity  and  Sponsor
                              Support                                  Payments.
                              ------------------------------------------------
                              (A) Non-Sponsor Equity Issuance. Immediately upon the occurrence of a Non-Sponsor Equity Issuance Prepayment Event, the Borrower hereby promises to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance (such prepayment to be applied as set forth in clause (vi)(C) below).

                                    (B)  Sponsor  Support  Payment.  Immediately
                           upon the receipt by the Parent or the Borrower of the proceeds of a Sponsor Support Payment, the Borrower hereby promises to prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Sponsor Support Payment (such prepayment to be applied as set forth in clause (vi)(C), (D) or (E) below, as applicable).

                                        (vi)     Application     of    Mandatory
                              Prepayments. All amounts required to be paid pursuant to Section 3.3(b) and Section 3.3(c)
                              shall be applied as follows: (A) Overadvances under Revolving Committed Amount. With respect to all amounts prepaid pursuant to Section 3.3(b)(i)(A), first, to Swingline Loans and second, to the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (in any such case, without any reduction in the Revolving Committed Amount);

                                    (B)  Overadvances  under Tranche C Committed
                           Amount. With respect to all amounts prepaid pursuant to Section 3.3(b)(i)(B), first, to the Tranche C Loans and, after all Tranche C Loans have been repaid, to a cash collateral account in respect of Tranche C LOC Obligations (in any such case, without any reduction in the Tranche C Committed Amount);

                                    (C) Excess Cash Flow, Sales of Assets (Other
                           than Shirt Group), Sale of Austell Property, Debt Issuances, Non-Sponsor Equity Issuances and Section 3.3(c) Prepayments. With respect to all amounts prepaid pursuant to Section 3.3(b)(ii), Section 3.3(b)(iii)(B), Section 3.3(b)(iv), Section 3.3(b)(v)(A) or Section 3.3(c), pro rata to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof); provided, however, that notwithstanding the foregoing terms of this clause (C), 25% of the Net Cash Proceeds from the sale of the Austell Property may, at the option of the Borrower, be applied pro rata to (1) the
                           Swingline Loans (without any reduction in the Revolving Committed Amount) and (2) the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount);

                                    (D) Sale of Shirt Group and Sponsor  Support
                           Payments in Connection with Sale of Shirt Group. With respect to all amounts prepaid pursuant to Section 3.3(b)(iii)(A) or amounts prepaid pursuant to Section 3.3(b)(v)(B) with the proceeds of a Sponsor Support Payment made pursuant to Section 2.1(a)(i) of the Investment and Deposit Agreement (or, in lieu thereof, a Sponsor Support Payment made pursuant to
                           Section 2.1(c) of the Investment and Deposit Agreement), first, pro rata to the Tranche A Term Loan and the Tranche B Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof) until the ratio (calculated on a pro forma basis using the principles set forth in the definition of "Leverage Reduction Requirements" set forth in Section 1.1) of (1) all Funded Indebtedness (net of cash and Cash Equivalents) of the Consolidated Parties on a consolidated basis on the date of determination (including Subordinated Indebtedness, but excluding the Tranche C Obligations and any Credit Party Obligations in which a participation interest has been purchased by, or on behalf of, the Sponsor pursuant to Section 2.1(c) or
                           Section 2.2(c) of the Investment and Deposit Agreement) to (2) Consolidated EBITDA for the four fiscal-quarter period ending as of the most recent fiscal month end preceding the date of determination with respect to which the Agent has received the Required Financial Information, has been reduced to
                           6.5 to 1.0, second, pro rata to (1) the Swingline Loans (without any reduction in the Revolving Committed Amount), (2) the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount), (3) the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof) and (4) the Tranche B Term Loan (ratably to the remaining Principal Amortization Payments thereof) until the Leverage Reduction Requirements shall have been satisfied, third, pro rata to the Tranche C Loans and, after all Tranche C Loans have been repaid, to a cash collateral account in respect of Tranche C LOC Obligations, and fourth, pro rata to
                           (1) the Swingline Loans (without any reduction in the Revolving Committed Amount), (2) the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount), (3) the Tranche A Term Loan (ratably to the remaining Principal Amortization Payments thereof) and (4) the Tranche B Term Loan (ratably to the remaining Principal Amortization Payments thereof);

                                    (E) Sponsor  Support  Payments in Connection
                           with Non-Sale of Shirt Group. With respect to all amounts prepaid pursuant to Section 3.3(b)(v)(B) with the proceeds of a Sponsor Support Payment made pursuant to Section 2.1(a)(ii), Section 2.1(b) or
                           Section 2.2(c) of the Investment and Deposit Agreement, of the Investment and Deposit Agreement, pro rata to (1) the Swingline Loans (without any reduction in the Revolving Committed Amount) and (2) the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount).

                  Solely for purposes of determining the pro rata share of any Tranche A Term Lender in connection with any prepayment referred to in clause (C) above, subclause "first" of clause
                  (D) above or subsection (vii) below, the outstanding principal amount of all Revolving Loans and LOC Obligations, and the outstanding Participation Interests in Swingline Loans, of such Tranche A Term Lender (in its capacity as a Revolving Lender) shall be deemed to be additional Tranche A Term Loan principal owing to such Lender. Within the parameters of the applications set forth above, prepayments of Revolving Loans, the Tranche A Term Loan or the Tranche B Term Loan shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities. All prepayments under this Section 3.3(b) shall be subject to Section 3.12 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

                           (vii) No Purchase of Participation Interests in Revolving Loans, etc. Notwithstanding any provision to the contrary contained herein or in the Investment and Deposit Agreement, the proceeds of a Sponsor Support Payment shall not be applied to pay for the purchase on behalf of the Sponsor of a participation interest in any Swingline Loans, Revolving Loans or LOC Obligations (or cash collateral therefor), and, to the extent that any provision of this Credit Agreement or the Investment and Deposit Agreement provides for the proceeds of a Sponsor Support Payment to be so applied, such proceeds instead shall be applied, at the Borrower's option, either (a) to the pro rata prepayment of (1) the Swingline Loans (without any reduction in the Revolving Committed Amount) and (2) the Revolving Loans and, after all Revolving Loans have been repaid, to a cash collateral account in respect of LOC Obligations (without any reduction in the Revolving Committed Amount), in which case such proceeds shall be deemed to constitute a Mandatory Investment, or (b) to purchase an undivided, non-voting participation interest in the Term Loans then outstanding under the Credit Documents, such participation interest to be subject to an intercreditor agreement with the Agent on behalf of the Lenders containing substantially the terms and conditions set forth on Exhibit C to the Investment and Deposit Agreement and the purchase price of such participation interest to be applied in the same manner prescribed for the application of prepayment proceeds under Section 3.3(b)(vi)(C) above.

                  (c)      Additional Mandatory Prepayments of the Term Loans.
                           --------------------------------------------------

                           (i) In the event that the Shirt  Group  Restructuring
                  has not occurred by June 30, 2000 and the Leverage Reduction Period shall not have been extended to August 31, 2000 in accordance with the definition thereof set forth in Section 1.1, the Borrower hereby promises to prepay the Term Loans in the amounts and on the dates set forth below:

                                    Date                       Payment

                                    June 30, 2000             $4,000,000
                                    July 31, 2000             $3,000,000
                                    September 30, 2000        $4,000,000
                                    December 31, 2000         $9,000,000.

                  Such prepayments shall be applied as set forth in Section 3.3(b)(vi)(C) above; provided, however, the Borrower shall have the right, in lieu of making the prepayment of the Term Loans required by this Section 3.3(c)(i) on June 30, 2000, to cause the Sponsor to purchase an undivided, non-voting participation interest in the Term Loans then outstanding under the Credit Documents for a purchase price equal to the amount of the prepayment that otherwise would have been required, such participation interest to be subject to an intercreditor agreement with the Agent on behalf of the Lenders containing substantially the terms and conditions set forth on Exhibit C to the Investment and Deposit Agreement and the purchase price of such participation interest shall be applied in the same manner prescribed for the application of prepayment proceeds under Section 3.3(b)(vi)(C) above.

                           (ii) In the event that the Leverage  Reduction Period
                  shall have been extended to August 31, 2000 in accordance with the definition thereof set forth in Section 1.1 and the Shirt Group Restructuring has not occurred by August 31, 2000, the Borrower hereby promises to prepay the Term Loans in the amounts and on the dates set forth below:

                                    Date                               Payment

                                    August 31, 2000           $7,000,000
                                    September 30, 2000        $4,000,000
                                    December 31, 2000         $9,000,000.

                  Such prepayments shall be applied as set forth in Section 3.3(b)(vi)(C) above; provided, however, the Borrower shall have the right, in lieu of making the prepayment of the Term Loans required by this Section 3.3(c)(ii) on August 31, 2000, to cause the Sponsor to purchase an undivided, non-voting participation interest in the Term Loans then outstanding under the Credit Documents for a purchase price equal to the amount of the prepayment that otherwise would have been required, such participation interest to be subject to an intercreditor agreement with the Agent on behalf of the Lenders containing substantially the terms and conditions set forth on Exhibit C to the Investment and Deposit Agreement and the purchase price of such participation interest shall be applied in the same manner prescribed for the application of prepayment proceeds under Section 3.3(b)(vi)(C) above.

                  (d) Escrow Account. If the Borrower is required to make a mandatory prepayment under Section 3.3(b) that would result in a payment by the Borrower under Section 3.12, the Borrower may, at its option, elect to deposit funds constituting such prepayment with the Agent to be held by the Agent in a cash collateral account and applied (including any income or gains earned on amounts in the Escrow
         Account), upon the earliest to occur of (A) the request of the Borrower, (B) the last day of any Interest Period, (C) the occurrence of an Event of Default or (D) the Maturity Date, to the Credit Party Obligations in accordance with the terms of Section 3.3(b)(vi).

                    SUBPART 2.6 Amendments to Section 3.13(a). Section 3.13(a) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

3.13  Pro Rata Treatment.

         Except to the extent otherwise provided herein:

                  (a) Loans. Each Loan, each payment or (subject to the terms of
         Section 3.3) prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Unused Fees, each payment of the Standby Letter of Credit Fee, each payment of the Trade Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Loans and Participation Interests. Payments made to the Tranche C Lender in respect of the obligations of the Sponsor arising under the Tranche C Guaranty shall not be subject to the provisions of this Section 3.13 and shall be solely for the account of the Tranche C Lender.

                    SUBPART 2.7 Amendments to Section 3.14. The following sentence is added at the end of Section 3.14 of the Existing Credit
          Agreement:

3.14  Sharing of Payments.

                                                                *******

         Payments made to the Tranche C Lender in respect of the obligations of the Sponsor arising under the Tranche C Guaranty shall not be subject to the provisions of this Section 3.14 and shall be solely for the account of the Tranche C Lender.

                    SUBPART 2.8 Amendments to Section 3.15(b). Section 3.15(b) of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

3.15  Payments, Computations, Etc.

                                                             * * * * * * *

                    (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                           FIRST, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation reasonable attorneys' fees) of the Agent in connection with enforcing the rights of the Lenders (excluding the Tranche C Lender in its capacity as such) under the Credit Documents and any protective advances made by the Agent with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

                           SECOND, to payment of any  fees  payable to the Agent
                  then due and owing;

                           THIRD, to the payment of all reasonable out-of-pocket
                  costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders (excluding the Tranche C Lender in its capacity as such) in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                           FOURTH,  to the  payment of all of the  Credit  Party
                  Obligations (excluding the Tranche C Obligations) consisting of accrued fees and interest then due and owing;

                           FIFTH,  to the payment of the  outstanding  principal
                  amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations, but excluding the Tranche C Obligations) then due and owing;

                           SIXTH, to all other Credit Party  Obligations  (other
                  than the Tranche C Obligations) and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above;

                           SEVENTH,   to   the   payment   of   all   reasonable
                  out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of the Tranche C Lender in connection with enforcing its rights under Section 2.6, Section 2.7, the LOC Documents related to Tranche C Letters of Credit, the Tranche C Guaranty or otherwise with respect to the Tranche C Obligations;

                           EIGHTH,  to  the  payment  of  all  of  the Tranche C
                  Obligations consisting of accrued fees and interest then due and owing;

                           NINTH,  to the payment of the  outstanding  principal
                  amount of the Tranche C Obligations (including the payment or cash collateralization of the outstanding Tranche C LOC Obligations) then due and owing;

                           TENTH,  to all other Tranche C Obligations  and other
                  obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "NINTH" above; and

                           ELEVENTH,  to the payment of the surplus,  if any, to
                  whoever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans (other than Tranche C Loans) and LOC Obligations, as applicable, held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations, as applicable) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH", "SIXTH", "SEVENTH", "EIGHTH", "NINTH" and "TENTH" above; (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH", "SIXTH", "SEVENTH", "EIGHTH", "NINTH" and "TENTH" above in the manner provided in this Section 3.15(b) and (iv) to the extent that any amounts available for distribution pursuant to clause "NINTH" above are attributable to the issued but undrawn amount of outstanding Tranche C Letters of Credit, such amounts shall be held by the Tranche C Lender in a cash collateral account, and the Borrower hereby grants a security interest to the Tranche C Lender in any amounts so deposited with the Tranche C Lender, and applied (A) first, to reimburse the Tranche C Lender from time to time for any drawings under such Tranche C Letters of Credit and (B) then, following the expiration of all Tranche C Letters of Credit, to all other obligations of the types described in clauses "NINTH" and "TENTH" above in the manner provided in this
         Section 3.15(b).

         Payments made to the Tranche C Lender in respect of the obligations of the Sponsor arising under the Tranche C Guaranty shall not be subject to the provisions of this Section 3.15(b) and shall be solely for the account of the Tranche C Lender.

         The provisions of this Section 3.15 are solely for the benefit of the Lenders and their respective successors and assigns. Except as provided in the preceding sentence, none of the Credit Parties or any other Person other than the Lenders shall have any right, benefit, priority or other interest under or because of the existence of this Section
         3.15. This Section 3.15 shall solely define the relative rights of the Lenders as amongst themselves and shall not define the rights of the Lenders vis-a-vis any of the Credit Parties. For the avoidance of doubt, each of the Credit Parties expressly agrees that the Credit Party Obligations constitute unsubordinated indebtedness of such Person.

                    SUBPART 2.9 Amendments to Section 5.2. Section 5.2 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

5.2 Conditions to Extensions of Credit (other than Tranche C Loans and Tranche C Letters of Credit).

                    The obligations of each Lender to make any Loan (other than any Tranche C Loan) and of the Issuing Lender to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

                  (a) The Borrower shall have delivered (i) in the case of any Revolving Loan, any portion of the Tranche A Term Loan or any portion of the Tranche B Term Loan, an appropriate Notice of Borrowing; (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.2(b); and (iii) in the case of any Swingline Loan, the Swingline Lender shall have received an appropriate request for a Swingline Loan advance in accordance with the provisions of
         Section 2.3(b);

                  (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

                  (c) There shall not have been commenced against the Parent or any Consolidated Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

                  (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto; and

                  (e) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus LOC Obligations outstanding plus the aggregate principal amount of outstanding Swingline Loans shall not exceed the Revolving Committed Amount, (ii) the LOC Obligations shall not exceed the LOC Committed Amount and (iii) the aggregate principal amount of outstanding Swingline Loans shall not exceed the Swingline Committed Amount.

          The delivery of each Notice of Borrowing (other than in respect of any Tranche C Loan), each Notice of Extension/Conversion (other than in respect of any Tranche C Loan), each request for a Letter of Credit pursuant to Section 2.2(b) and each request for a Swingline Loan pursuant to Section 2.3(b) shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d) and (e) above.

                    SUBPART 2.10 Amendments to Section 7.1. Subsections (a), (b) and (c) of Section 7.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

7.1 Information Covenants.

                  (a) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of cash flows for such fiscal year, in each case setting forth in comparative form consolidated figures for the preceding fiscal year and including footnotes setting forth related consolidating information, all in reasonable form and detail and, in the case of consolidated financial information only, audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern.

                  (b)      Interim Financial Statements.
                           ----------------------------

                           (i) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Consolidated Parties a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year and including footnotes setting forth related consolidating information, all in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial position of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments.

                           (ii)  Monthly  Financial   Statements.   As  soon  as
                  available, and in any event within 45 days after the close of each fiscal month of the Consolidated Parties a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal month, together with related consolidated statements of cash flows for such fiscal month, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year and including footnotes setting forth related consolidating information, all in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower to the effect that such monthly financial statements fairly present in all material respects the financial position of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustments.

                  (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b)(i) above, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

                    SUBPART 2.11 Amendments to Section 7.11. Section 7.11 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

7.11  Financial Covenants.

         The Credit Parties shall cause:

                  (a) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be at least
                           1.00 to 1.00 for the period from December 31, 2000 and at all times thereafter.

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be greater than or equal to:

                           (i)      for the period from June 30, 2000 to and including September 29, 2000, 1.00 to 1.00;

                           (ii)     for the period from September 30, 2000 to and including December 30, 2000, 1.30 to 1.00;

                           (iii)    for the period from December 31, 2000 to and including December 30, 2001, 1.50 to 1.00;

                           (iv)     for the period from December 31, 2001 to and including December 30, 2002, 1.85 to 1.0;

                           (v)      for the period from December 31, 2002 to and including December 30, 2003, 2.00 to 1.0;

                           (vi)     for the period from December 31, 2003 to and including December 30, 2004, 2.25 to 1.0; and

                           (vii)    at all times thereafter, 2.50 to 1.00.

                  (c)      Senior   Leverage  Ratio. The Senior Leverage  Ratio,
                           as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

                           (i)      for the period from June 30, 2000 to and including September 29, 2000, 6.00 to 1.00;

                           (ii)     for the period from September 30, 2000 to and including December 30, 2000, 4.50 to 1.00;

                           (iii)    for the period from December 31, 2000 to and including December 30, 2001, 3.25 to 1.00;

                           (iv)     for the period from December 31, 2001 to and including December 30, 2002, 3.00 to 1.00;

                           (v)      for the period from December 31, 2002 to and including December 30, 2003, 2.75 to 1.00; and

                           (vi)     at all times thereafter, 2.50 to 1.00.

                  (d) Total Leverage Ratio. The Total Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, to be less than or equal to:

                           (i)      for the period from June 30, 2000 to and including September 29, 2000, 11.00 to 1.00;

                           (ii)     for the period from September 30, 2000 to and including December 30, 2000, 8.50 to 1.00;

                           (iii)    for the period from December 31, 2000 to and including December 30, 2001, 6.00 to 1.00;

                           (iv)     for the period from December 31, 2001 to and including December 30, 2002, 5.50 to 1.00;

                           (v)      for the period from December 31, 2002 to and including December 30, 2003, 4.75 to 1.00; and

                           (vi)     at all times thereafter, 4.00 to 1.00.

                  (e) Minimum Sock Group EBITDA. The portion of Consolidated EBITDA attributable to the Sock Group, as of the last day of each fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, to be greater than or equal to:

                           (i)      for the  period  from  September 30, 1999 to
                               and including December 31, 2000, $32,000,000; and

                           (ii) at all times thereafter, $33,000,000. SUBPART 2.12 Amendments to Section 7.14. Section 7.14 of the Existing
Credit Agreement is amended and restated in its entirety to read as follows:

7.14  Furtherance Assurances.

         Following the consummation of any Asset Disposition of receivables to the Receivables Financing Subsidiary, the Credit Parties will cause the Receivables Financing Subsidiary to dividend, distribute or otherwise transfer to the Credit Parties any Property of the Receivables Financing Subsidiary not required to be pledged to the purchaser of receivables from the Receivables Financing Subsidiary.

         SUBPART 2.13 Amendments to Section 8.5. Section 8.5 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

8.5  Asset Dispositions.

         The Credit Parties will not permit the Parent or any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions and a Permitted Austell Property Sale, unless (a) except in connection with the licensing of any of the intellectual property of the Shirt Group on terms providing for the reversion to the applicable Consolidated Parties of all rights to such intellectual property at the end of the license term and upon default in the payment of licensing fees by the applicable licensee thereof, the consideration paid in connection therewith is at least 75% cash or Cash Equivalents, (b) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of Section 8.13 and (c) the Credit Parties shall, immediately following the consummation of such Asset Disposition apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Credit Party Obligations in accordance with the terms of Section 3.3(b)(iii). Notwithstanding any provision of this Credit Agreement to the contrary, (i) no Asset Disposition involving any portion of the Sock Group shall be permitted unless simultaneously all of the Credit Party Obligations are repaid and this Credit Agreement is terminated in accordance with the terms of Section 11.13(b) except pursuant to a transaction permitted under clause (ii)(A) below and (ii) none of the Consolidated Parties may sell, lease, transfer or otherwise dispose of accounts receivable except pursuant to
(A) a single Asset Disposition of receivables having an aggregate fair market value of not greater than $24,000,000 by one or more Consolidated Parties to the Receivables Financing Subsidiary in a transaction which (1) is non-recourse to the Consolidated Parties (except for representations, warranties, covenants and indemnities which are reasonably customary in an accounts receivable transaction), (2) complies with the foregoing terms of this Section 8.5 and (3) does not constitute an "Asset Sale" under and as defined in the documents evidencing or governing the Senior Subordinated Debt and (B) a transaction constituting an Excluded Asset Disposition.

         Upon a sale of Property (including, without limitation, the sale of Equity Interests of a Consolidated Party) permitted by this Section 8.5, the Agent shall (to the extent applicable and provided that such Person is also released from any and all of its obligations, if any, in respect of all other Indebtedness of the Credit Parties) deliver to the Credit Parties, upon the Credit Parties' request and at the Credit Parties' expense, such documentation as is reasonably necessary to evidence the release of the Agent's security interest, if any, in such Property or Equity Interests, including, without limitation, amendments or terminations of UCC financing statements, if any, the return of stock certificates, if any, and the release of such Consolidated Party from all of its obligations, if any, under the Credit Documents.

         SUBPART 2.14 Amendments to Section 8.9. Section 8.9 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

8.9  Transactions with Affiliates.

         The Credit Parties will not permit the Parent or any Consolidated Party to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Foreign Subsidiary or Affiliate of such Person other than (a) advances of working capital to any Credit Party other than the Parent or Interco, (b) transfers of cash and assets to any Credit Party other than the Parent or Interco, (c) transactions permitted by Section 8.1,
Section 8.4, Section 8.5, Section 8.6, Section 8.7 or Section 8.13, (d) normal compensation and reimbursement of expenses of employees, officers and directors,
(e) provided that no Default or Event of Default exists either before or after giving effect thereto, payment on the Closing Date to the Sponsor of an investment banking fee in an amount, together with transaction fees and out-of-pocket expenses of the Sponsor, including those previously paid, not to exceed $4,500,000, (f) payments to the Sponsor or its Affiliate designee of a annual management fee, together with out-of-pocket expenses of all such Persons for the applicable year, not to exceed $600,000, (g) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate and (h) the Consolidated Parties may service receivables sold to the Receivables Financing Subsidiary and receive a fee from the Receivables Financing Subsidiary for such services.

         SUBPART 2.15 Amendments to Section 8.13. Section 8.13 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

8.13  Sale Leasebacks.

         Except in connection with the Austell Transaction, the Credit Parties will not permit the Parent or any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Parent or such Consolidated Party has sold or transferred or is to sell or transfer to a Person other than the Parent or a Consolidated Party or
(b) which the Parent or such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Consolidated Party to another Person other than the Parent or a Consolidated Party in connection with such lease. Notwithstanding the above, the Borrower may enter into a Sale and Leaseback Transaction with any Affiliate with respect to the Austell Property in a transaction otherwise permitted under Section 8.5.

         SUBPART 2.16 Amendments to Section 9.1.  Subsections (a), (b), (c)(ii),
(d), (h) and (m) of Section 9.1 of the Existing Credit Agreement are amended and restated in their entireties to read as follows, and the following new subsection (n) is added to Section 9.1 of the Existing Credit Agreement immediately following subsection (m) thereof:

9.1  Events of Default.

         An Event of Default shall exist upon the occurrence and continuation of any of the following specified events (each an "Event of Default"):

                  (a)      Payment.  Any Credit Party shall

                           (i) default in the payment when due of any  principal
                  of any of the Loans (other than the Tranche C Loans) or of any reimbursement obligations arising from drawings under Letters of Credit, or

                           (ii) default in the payment when due of any interest on the Loans (other than the Tranche C Loans) or on any reimbursement obligations arising from drawings under Letters of Credit (other than Tranche C Letters of Credit), or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith (other than any such Fees or other amounts relating to the Tranche C Loans); or

                  (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto (other than the representations, warranties and statements made in Section 2.6 and
         Section 2.7) shall prove untrue in any material respect on the date as of which it was made or deemed to have been made;

                  (c)      Covenants.  Any Credit Party shall

                                                             * * * * * * *

                           (ii) default in the due  performance or observance by
                  it of any term, covenant or agreement (other than those set forth in Section 2.6, Section 2.7 or subsections (a), (b) or
                  (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a responsible officer of a Credit Party becoming aware of such default or notice thereof by the Agent; or

                  (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit Documents (other than the LOC Documents relating to Tranche C Letters of Credit) (subject to applicable grace or cure periods, if any), or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, any Credit Document (other than the LOC Documents relating to Tranche C Letters of Credit) shall fail to be in full force and effect or to give the Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

                                                             * * * * * * *

                  (h) Defaults under Other Agreements. With respect to any Indebtedness (including the Tranche C Loans, but excluding any other than Indebtedness outstanding under this Credit Agreement) in excess of $2,500,000 in the aggregate for the Parent and the Consolidated Parties taken as a whole, (i) the Parent or any Consolidated Party shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

                                                             * * * * * * *

                  (m) Investment and Deposit Agreement. There shall occur and be continuing any "Event of Default" under, and as
                           ---------------------------------
         defined in, Section 8.1(a) of the Investment and Deposit Agreement; or

                  (n)      Leverage   Reduction  Requirements.  The Shirt  Group
         Restructuring  shall have  occurred  and the  Leverage
                           ---------------------------------
         Reduction Requirements shall not be satisfied as of the last day of the Leverage Reduction Period.

                    SUBPART 2.17 Amendments to Section 9.2. Sections 9.2(a), (b) and (d) of the Existing Credit Agreement are amended and restated in their entireties to read as follows:

9.2  Acceleration; Remedies.

          Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Lenders (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Lenders (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

                  (a) Termination of Commitments. Declare the Commitments (other than the Tranche C Commitment) terminated
                           --------------------------
         whereupon such Commitments shall be immediately terminated.

                  (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans (other than the Tranche C Loans), any reimbursement obligations arising from drawings under Letters of Credit (but not Tranche C Letters of Credit) and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Agent and/or any of the Lenders (other than the Tranche C Lender) hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

                                                             * * * * * * *

                  (d)  Enforcement  of  Rights.  Enforce  any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off, but excluding, all rights and remedies of the Tranche C Lender arising under Section 2.6, Section 2.7, the LOC Documents relating to the Tranche C Letters of Credit or the Tranche C Guaranty.

                    SUBPART 2.18 Amendments to Section 11.1. Section 11.1 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

11.1  Notices.

          Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit Parties and the Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:

         if to any Credit Party:

                  Cluett American Corp.
                  48 W. 38th Street
                  New York, New York  10018
                  Attn:  President and Chief Executive Officer
                  Telephone:        (212) 984-8915
                  Telecopy:         (212) 984-8925

         with copies to:

                  Vestar Capital Partners III, L.P.
                  245 Park Avenue
                  41st Floor
                  New York, New York  10167
                  Attn:  Jack Feder
                  Telephone:        (212) 351-1630
                  Telecopy:         (212) 808-4922

         and

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York  10017
                  Attn:  Marissa Wesely
                  Telephone:        (212) 455-7173
                  Telecopy:         (212) 455-2502

         if to the Sponsor:

                  Vestar Capital Partners III, L.P.
                  245 Park Avenue
                  41st Floor
                  New York, New York  10167
                  Attn:  Jack Feder
                  Telephone:        (212) 351-1630
                  Telecopy:         (212) 808-4922

                  with copies to:

                  Vestar Capital Partners III, L.P.
                  245 Park Avenue
                  41st Floor
                  New York, New York  10167
                  Attn:  Brian P. Schwartz
                  Telephone:        (212) 351-1651
                  Telecopy:         (212) 808-4922

                  and

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York  10017
                  Attn:  Marissa Wesely
                  Telephone:        (212) 455-7173
                  Telecopy:         (212) 455-2502

         if to the Agent:

                  Bank of America, N.A.
                  Independence Center, 15th Floor

                  NC1-001-15-04
                  101 North Tryon Street
                  Charlotte, North Carolina  28255
                  Attn:  Agency Services
                  Telephone:        (704) 388-2374
                  Telecopy:         (704) 388-9607

         with a copy to:

                  Bank of America, N.A.
                  NY1-503-06-07
                  335 Madison Ave
                  New York, New York 10017
                  Attn: Fred Zagar
                  Telephone:        (212) 503-8242
                  Telecopy:         (212) 503-7080

                    SUBPART 2.19 Amendments to Section 11.3. The following new subsection (h) is added to Section 11.3 of the Existing Credit Agreement immediately following existing subsection (g) thereof:

11.3  Benefit of Agreement.

                                                             * * * * * * *

                  (h) The Tranche C Lender may not assign or transfer any of its interests and obligations hereunder without prior written consent of the Borrower except during the continuance of an Event of Default.

                    SUBPART 2.20 Amendments to Section 11.6. Section 11.6 of the Existing Credit Agreement is amended and restated in its entirety to read as follows:

11.6  Amendments, Waivers and Consents.

          Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:

                  (i) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to

                        (a) extend the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or extend or waive any Principal Amortization Payment of any Loan, or any portion thereof,

                        (b) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

                        (c)     reduce  or waive  the  principal  amount  of any
                  Loan or of any  reimbursement  obligation,  or any     portion
                  thereof, arising from drawings under Letters of Credit,

                        (d) increase the  Commitment of a Lender over the amount
                  thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

                        (e) except as the result of or in connection with an Asset Disposition permitted by Section 8.5, release all or substantially all of the Collateral,

                        (f) except as the result of or in connection with a dissolution, merger or disposition of a Consolidated Party permitted under Section 8.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

                        (g) amend, modify or waive any provision of this Section
                  11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10,  3.11,  3.12,  3.13,
                  3.14, 3.15, 9.1(a), 11.2, 11.3, 11.5, 11.9 or 11.16,

                        (h) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                        (i) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

                  (ii) without the consent of Lenders holding in the aggregate more than 50% of the outstanding Tranche A Term Loans and more than 50% of the outstanding Tranche B Term Loans, extend the time for or the amount or the manner of application of proceeds of (A) any mandatory prepayment required by Section 3.3(b)(ii), (iii), (iv) or (v) hereof or
         (B) any payment by, or on behalf of, the Sponsor to purchase a participation interest in the Credit Party Obligations pursuant to
         Section  2.1(c)  or  Section  2.2(c)  of  the  Investment  and  Deposit
         Agreement;

                  (iii)    without  the  consent  of  the Agent, no provision of
                           Section 10 may be amended;

                  (iv) without the consent of the Issuing Lender, no provi-sion of Section 2.2 may be amended;

                  (v) without the consent of the Swingline Lender, no provi-sion of Section 2.3 may be amended;

                  (vi) the Tranche C Lender shall be the only Lender entitled to effectuate, with the Borrower, any amendment, change, waiver, discharge or termination of any of the following: (A) Section 2.6, Section 2.7 or
         Section 3.3(b)(i)(B) or (B) any of the definitions of "Tranche C Commitment", "Tranche C Committed Amount", "Tranche C Default", "Tranche C Event of Default", "Tranche C Guaranty", "Tranche C LOC Obligations", "Tranche C Obligations", "Tranche C Lender", "Tranche C Letters of Credit", "Tranche C Lender" and "Tranche C Loan" set forth in Section 1.1; and

                  (vii) without the consent of the Tranche C Lender, no amendment, change, waiver, discharge or termination of any of the following which would have an adverse effect on the Tranche C Lender shall be effective: (A) any of the definitions of "Commitment", "Lender", "Loan", "LOC Documents" and "Maturity Date" (clause (iii) thereof only) set forth in Section 1.1 or (B) Section 3.3(b)(vi)(D).

          Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and
          (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

                    SUBPART 2.21 New Section  11.16.  The  following new Section
          11.16 is added to the Existing Credit Agreement immediately following existing Section 11.15 thereof:

11.16  General Provisions regarding Tranche C Obligations.

                  (a) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, Tranche C Loans shall not be included in the determination of the total number of outstanding Eurodollar Loans for purposes of the limitations on the maximum number of Eurodollar Loans set forth in Sections 2.1(a), 2.4(a), 2.5(a) and 3.2.

                  (b) The Lenders acknowledge and agree among themselves that, notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, the Tranche C Lender (in its capacity as such) and the Tranche C Obligations shall not be entitled to the benefit of (i) any Collateral subject to a Lien in favor of the Agent pursuant to any of the Collateral Documents or (ii) the guarantee of any Guarantor pursuant to Section 4. The agreement of the Lenders set forth in this clause (b) shall not inure to the benefit of the Borrower or any other Credit Party.

                    SUBPART 2.22 Additional Restrictions. Notwithstanding any provision of the Amended Credit Agreement to the contrary (including, without limitation, the definition of "Permitted Acquisitions", "Permitted Investments" and "Permitted Liens" appearing in Section 1.1 of the Amended Credit Agreement and Sections 8.1 and 8.6 of the Amended Credit Agreement), until the later of (i) the last day of the Leverage Reduction Period and (ii) such time as the Leverage Reduction Requirements shall have been satisfied, the Credit Parties will not permit the Parent or any Consolidated Party to:

                  (i)      consummate any Acquisition;

                  (ii) except as otherwise permitted under clause (xvi) of the definition of "Permitted Investments" appearing in Section 1.1 of the Amended Credit Agreement, make any additional Investments in Foreign Subsidiaries;

                  (iii) make any additional advances or loans to directors, officers, employees, agents, customers or suppliers;

                  (iv) except as otherwise permitted under clause (xvi) of the definition of "Permitted Investments" appearing in Section 1.1 of the Amended Credit Agreement, make any additional Investments in Joint Ventures;

                  (v) grant or permit to exist any additional Liens pursuant to clause (xv) of the definition of "Permitted
         Liens" contained in Section 1.1 of the Amended Credit Agreement; or

                  (vi) incur or become liable with respect to any additional Indebtedness of the types described in clauses (f), (g) or (l) of
         Section 8.1 of the Amended Credit Agreement.

          The Credit Parties hereby acknowledge and agree that, notwithstanding any provision of the Amended Credit Agreement to the contrary, the failure of the Credit Parties to comply with any of the terms of this Subpart 2.22 shall constitute an Event of Default under the Credit Agreement without the need for the giving of any notice or the lapse of any period of time.

                    SUBPART 2.23 New Schedule 1.1E. A new schedule in the form of Schedule 1.1E attached hereto is added to the Existing Credit Agreement immediately following existing Schedule 1.1D thereof.

                                     PART 3

                                     WAIVER

                    Subject to the occurrence of the Amendment No. 5 Effective Date, the Lenders hereby waive the requirements that the Credit Parties comply with Sections 7.11(a) through (d) of the Credit Agreement for the fiscal quarter ended December 31, 1999. This is a one-time waiver and is granted only for the limited purposes set forth herein and shall be effective only in the specific circumstances provided for above and only for the purpose for which given. Except as waived pursuant to the terms of this Part 3 or amended pursuant to
          Part 2, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect. The waiver pursuant to this
          Part 3 shall be deemed to be effective as of December 30, 1999.

                                     PART 4

                           CONDITIONS TO EFFECTIVENESS

                    SUBPART 4.1 Amendment No. 5 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 5 Effective Date") when all of the conditions set forth in this
          Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 5."

                  SUBPART 4.1.1 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Tranche C Lender and the Required Lenders.

                  SUBPART 4.1.2 Tranche C Guaranty. The Tranche C Lender shall have received an original copy of the Tranche C Guaranty which shall have been duly executed on behalf of the Sponsor.

                  SUBPART 4.1.3 Legal Opinions. The Agent shall have received a legal opinion of legal counsel to the Credit Parties and the Sponsor in form and substance reasonably satisfactory to it, and the Tranche C Lender shall have received a legal opinion of legal counsel to the Borrower and the Sponsor in form and substance reasonably satisfactory to it.

                  SUBPART 4.1.4 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                  SUBPART 4.1.5 Payment of Amendment Fees. The Agent shall have received, for the account of each Lender that has delivered an executed counterpart of this Amendment to the Agent on or before 12:00 Noon (Charlotte, North Carolina time) on the Amendment No. 5 Effective Date, an amendment fee equal to 0.25% of the Commitment of each such Lender.

                                     PART 5

                                  MISCELLANEOUS

                    SUBPART 5.1 Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

                    SUBPART 5.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

                    SUBPART 5.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                    SUBPART 5.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                    SUBPART 5.5 References in Other Credit Documents. At such time as this Amendment No. 5 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 5.

                    SUBPART 5.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

                    SUBPART 5.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                    SUBPART 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

CREDIT PARTIES:                     CLUETT AMERICAN Corp.
--------------
                                            Cluett American Investment Corp.
                                            Cluett American Group, Inc.
                                            CONSUMER DIRECT CORPORATION
                                            ARROW FACTORY STORES, INC.
                                            GAKM RESOURCES CORPORATION
                                            CLUETT PEABODY RESOURCES CORPORATION
                                            CLUETT PEABODY HOLDING CORP.
                                            CLUETT, PEABODY & CO., INC.
                                            BIDERTEX SERVICES INC.
                                            GREAT AMERICAN KNITTING MILLS, INC.
                                            CLUETT DESIGNER GROUP, INC.
                                            BIDERMANN TAILORED CLOTHING, INC.

                                            By: /s/ Bryan P. Marsal

                                            Name: Bryan P. Marsal

                   Title:Director and Chief Executive Officer

LENDERS:                            BANK OF AMERICA, N.A.
-------
                                          (formerly known as NationsBank, N. A.)

                                            By:/s/ F.A.Zagar
                                            Name: F.A. Zagar
                                            Title: Managing Directory

                                            NATIONAL WESTMINSTER BANK PLC

                                            By:/s/ Andrew S. Weinberg
                                            Name: Andrew S. Weinberg
                                            Title: Senior Vice President

                                            FLEET BANK, N.A.

                                            By: /s/ Timothy A. Clarke
                                            Name: Timothy A. Clarke
                                            Title: Vice President

                                            BANKBOSTON, N.A.

                                            By: /s/ Richard D. Hill, Jr.
                                            Name: Richard D. Hill, Jr.
                                            Title: Managing Director


                                            FLEET BUSINESS CREDIT CORPORATION
                                 (successor in interest to Sanwa Business Credit
Corporation)

                                            By: /s/ Roland J. Robinson
                                            Name:Roland J. Robinson
                                            Title: Senior Vice President

                                            BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, INC.

                                            By: /s/ Richard W. Verella
                                            Name: Richard W. Verella
                                            Title: Senior Associate

                                            By: /s/ William E. McCollum, Jr.
                                            Name: William E. McCollum, Jr.
                                            Title: Vice President


                                            FIRST SOURCE FINANCIAL LLP,
                  By: First Source Financial Inc., its manager

                                            By: /s/ John P. Thacker
                                            Name: John P. Thacker
                                            Title: Senior Vice President

                                            GENERAL ELECTRIC CAPITAL

                                            CORPORATION

                                            By: /s/ Thomas E. Johnstone
                                            Name: Thomas E. Johnstone
                                            Title: Duly Authorized Signatory

                                            SUMMIT BANK

                                            By: /s/ Segi Nakamura
                                            Name: Segi Nakamura
                                            Title: Vice President

                                            HSBC BANK USA

                                            By: /s/ J.B. Lyons
                                            Name: J.B. Lyons
                                            Title: Senior Vice President

                                            AG CAPITAL FUNDING PARTNERS, L.P.

               By: Angelo Gordon & Co., L.P. as Investment Advisor

                                            By:
                                            Name:
                                            Title:

                                            NORTHWOODS CAPITAL LIMITED

               By: Angelo Gordon & Co., L.P. as Collateral Manager

                                            By:
                                            Name:
                                            Title:
                                            NEW YORK LIFE INSURANCE COMPANY

                                            By:
                                            Name:
                                            Title:


                                            SENIOR DEBT PORTFOLIO
                                            By:  Boston Management and Research,
                                                    as Investment Advisor

                                            By: /s/ Payson F. Swaffield
                                            Name: Payson F. Swaffield
                                            Title: Vice President

                                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.

                                            By:
                                            Name:
                                            Title:

                                            TORONTO DOMINION (TEXAS), INC.

                                            By: /s/ Lynn Chasin
                                            Name: Lynn Chasin
                                            Title: Vice President

                                            GREAT POINT CLO 1999-1 LTD.

                                            By:      Sankaty Advisors, Inc., as
                                                     Collateral Managers

                                            By: /s/ Diane J. Exter
                                            Name: Diane J. Exter

                Title:Executive Vice President, Portfolio Manager

                                            EATON VANCE SENIOR INCOME TRUST

                                            By:
                                            Name:
                                            Title:

                                  Schedule 1.1E

                      Existing Tranche C Letters of Credit

                                      None.
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